Press Release                                              Source: Zanett, Inc.


               Zanett Acquires Delta Communications Group
                      Monday December 8, 9:22 am ET
   Acquired company annually generates $8 million in revenue and boasts six consecutive years of positive cash flow

NEW YORK--(BUSINESS WIRE)--Dec. 8, 2003--Zanett, Inc. (NASDAQ:ZANE - News) today announced the acquisition of Delta Communications Group ("Delta"), an Orange County, California based company that provides Internet security and network analysis and design services to Fortune 500 caliber companies and governmental agencies. Currently, Delta has over 150 customers, of which the majority are multi-year clients. The acquisition represents the fourth profitable entrant to The Zanett IT Commonwealth(TM) of specialized information technology services and solutions companies.

Delta is a leading network services integrator focusing on security, design and implementation solutions. As part of the IT Commonwealth(TM), Delta will be furthering its growing IP telephony practice specializing in the design and implementation of next generation voice and data integration solutions. Delta offers a wide range of services including analysis, design, project management, remote monitoring, network audit, and business solutions. It maintains strategic alliances with key manufactures and communications providers to provide its clients with a variety complement of wide area networking solutions.

Howard Norton, Delta's founder, president and CEO, has a 17-year track record of running profitable networking companies. Despite the recent recession, the company has delivered six consecutive years of positive cash flow. During this difficult economic period, the number of companies competing directly with Delta has dwindled from 50 in 1993 to 3 currently. Mr. Norton also founded Datatech in 1986, which he grew to a $23 million revenue concern and sold in 1996 for over $7 million.

Claudio Guazzoni, Zanett's president, commented, "The Zanett IT Commonwealth(TM) provides a powerful vehicle for a seasoned veteran like Mr. Norton to drive sizable geographic expansion. We expect Delta to grow through expansion into the Northeast, Mid Atlantic, Great Lakes, and Rocky Mountain regions via Zanett's existing consultancies. Within its 150-strong customer base, Delta has demonstrated its ability to be a key technology partner to companies such as VISA, The Gap, Clorox, Charles Schwab, and Jet Propulsion Labs."

Howard Norton added, "We are extremely pleased to join Team Zanett. The Zanett IT Commonwealth(TM) model will provide Delta with market expansion and cross selling opportunities, and furthermore, we will participate in the growth of ZANE, the publicly traded company. At the same time, our culture and client-centric environment will remain intact. We look forward to growing our company within the innovative business model Zanett has created."

Spread over three years, cash and stock payments by Zanett for the acquisition will total up to $2.4 million in consideration, of which $765,000 in cash and $235,000 in stock in Zanett will be paid at closing. The balance of the disbursement will be paid over the next three years in cash and stock increments, subject to Delta attaining a performance goal of 15% year over year growth in earnings.

Common shares of Zanett stock received by the Delta shareholders as payment will be subject to the customary five-year lock-up period, typical of all of Zanett's transactions. Additional financial and structural information is forthcoming upon completion of the full audit being conducted by Zanett's auditors, Deloitte & Touche LLP.

Delta joins The Zanett IT Commonwealth(TM), that currently includes Back Bay Technologies, a Boston-based full-service technology consulting firm providing strategic planning, solutions development, and support services; Brandywine Computer Group, a Cincinnati-based consultancy specializing in enterprise resource planning and customer relationship management systems design, implementation and integration; and Paragon Dynamics Corporation, a Denver based defense contractor specializing in defense intelligence systems engineering and homeland security.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to, among other things, future events or Zanett, Inc.'s future financial performance. In some cases, forward-looking statements can be identified by terminology including, but not limited to, "may," "will," "could", "should," "expects," "plans," "anticipates" "believes," "estimates," "projects," "predicts," "potential" or "continue" or the negative of such terms or other comparable terminology. These statements include, but are not limited to, statements regarding: the expected benefits of the Company's acquisitions such as efficiencies, cost savings, market profile and financial strength, and the competitive ability and position of the combined companies. These statements involve, among other things, known and unknown risks, uncertainties and other factors that may cause Zanett, Inc.'s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In evaluating these statements, various factors should be considered, including the risk that Zanett, Inc.'s, and its operating subsidiaries' businesses will not be coordinated and integrated successfully, and disruptions from acquisitions will make it more difficult to maintain relationships with clients, lenders, employees, suppliers or other constituents. For a discussion of additional factors that could cause Zanett, Inc.'s results to differ materially from those described in the forward-looking statements, please refer to Zanett, Inc.'s filings with the Securities and Exchange Commission, including, but not limited to, the sections titled "Special Note Regarding Forward-Looking Information" and "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Risk Factors" in Zanett, Inc.'s 2002 Annual Report on Form 10-KSB.

About Zanett, Inc. (www.zanettinc.com)
Zanett, Inc. is an information technology (IT) services company. It is building an innovative new delivery platform called The IT Commonwealth(TM) by acquiring profitable, IT service firms that serve Fortune 500 caliber companies and governmental agencies.

The Commonwealth business model preserves the culture, management and business practices responsible for the success of the acquired entities, while increasing competitive advantage and maximizing the financial and operating performance of the IT Commonwealth(TM) as a whole. Commonwealth members provide their services individually, but leverage the capabilities of the Commonwealth collectively.

Commonwealth members focus on their core technical skill sets by availing themselves of corporate services provided by the Company such as: legal support; financial and accounting assistance; employee benefits; recruiting and other human resources administration; and network management and maintenance. The Company facilitates cross-selling, knowledge-transfer, and resource-sharing among Commonwealth members, while preserving the autonomy and individual strengths of each.

Commonwealth members seek to offer solutions that meet or exceed client expectations, are delivered on time and within budget, and achieve superior returns on investment. Their offerings include systems planning and design, business process engineering, applications development, program management, engineering technical assistance, and training and systems integration services that help clients maximize value from existing technology investments, employ new technology to make core business transactions more efficient and manage information.

Contact:
     Zanett, Inc., New York
     Claudio Guazzoni or David McCarthy, 212-980-4600 corprelations@zanett.com

Source: Zanett, Inc.